                                                                 Exhibit (g)(ii)

                     AMENDMENT TO MASTER CUSTODIAN AGREEMENT

Amendment, effective as of January 18, 2006, to the Master Custodian Agreement, dated January 18, 2006 (the "AGREEMENT") between Each Registered Investment Company (each such investment company subject to this Agreement referred to as a "FUND" and collectively as the "FUNDS") listed on Appendix A hereto (hereinafter "APPENDIX A" as it may be amended from time to time), and STATE STREET BANK and TRUST COMPANY, a Massachusetts trust company (the "CUSTODIAN"). Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Agreement.

In consideration of the promises and covenants contained herein, the Custodian and each Fund hereby agree to amend the Agreement as described below, which amendment shall apply solely to AIG Series Trust.

I. New WHEREAS clause is hereby added as set forth below:

WHEREAS, AIG Series Trust entered into a Put Agreement, dated June 17, 2004 (the "PUT AGREEMENT") with Prudential Global Funding, Inc. (hereinafter, "PGF") under which AIG Series Trust has agreed that under certain conditions specified in this Agreement, PGF may instruct the Custodian under this Agreement;

II. The first sentence of Section 7 is hereby amended as set forth below:

SECTION 7. PROPER INSTRUCTIONS

Proper Instructions, which may also be standing instructions, as used throughout this Agreement, shall mean instructions received by the Custodian from the Fund, the Fund's investment manager, or a person or entity duly authorized by either of them or, in the case of AIG Series Trust only, by PGF pursuant to Section 7A of this Agreement.

III. New Section 7A is hereby added as set forth below:

SECTION 7A: DUTIES OF THE CUSTODIAN IN THE EVENT OF A DEFAULT UNDER AIG SERIES
            TRUST'S PUT AGREEMENT WITH PGF

            SECTION 7A.1. NOTICE TO THE CUSTODIAN OF DEFAULT UNDER PUT AGREEMENT. AIG Series Trust, on behalf of each applicable Portfolio, hereby authorizes and directs the Custodian to follow and act upon an instruction given by PGF in the form of a written notice from PGF to the Custodian substantially in the format of Exhibit 1 attached hereto ("REMEDY NOTICE"). Such notice shall specify that one or more of AIG Series Trust's Portfolios is in default under the Put Agreement, that such default with respect to a specific, named Portfolio or Portfolios remains uncured, and that PGF is, as of the date of notice, authorized to instruct the Custodian about such Portfolio(s)' assets, including the designation of a broker/dealer to execute transactions for such Portfolio(s). Upon its receipt of such Remedy Notice, the Custodian is authorized by AIG Series Trust, on behalf of the applicable Portfolio, to follow instructions given by PGF to the Custodian with regard to that Portfolio(s) without further consent of AIG Series Trust, its investment adviser, or any other person. Each Remedy Notice from PGF to the Custodian shall be deemed to constitute Proper Instructions as defined in Section 7 of this Agreement. The Custodian shall have no responsibility or liability to AIG Series Trust or any Portfolio for complying with a Remedy Notice received from PGF and may rely upon such Remedy Notice as genuine, without further investigation or inquiry. The Custodian shall be fully protected in complying with a Remedy Notice whether or not AIG Series Trust or any Portfolio may allege that no event of default has occurred.

            SECTION 7A.2. DELIVERY OF INSTRUCTIONS FROM PGF TO THE CUSTODIAN. After, or concurrently with, the Custodian's receipt of a Remedy Notice and until the end of the Default Period (as defined below), PGF shall be entitled to deliver to Custodian written instructions on PGF's letterhead and signed by an authorized person employed by PGF (each, an "AUTHORIZED SIGNER"), which shall be considered Proper Instructions under this Agreement, with respect to the account of a Portfolio or with respect to all Portfolios as set forth in the Remedy Notice. Such instruction shall not contain direction or signatures of AIG Series Trust, its investment adviser, or any sub-advisers. From time to time, PGF may deliver to the Custodian, with a copy to AIG Series Trust, a written notice of the cure by AIG Series Trust's Portfolio or Portfolios of the event of default, substantially in the format of Exhibit 2 attached hereto (the "CURE NOTICE"). Such Cure Notice, which shall be considered Proper Instructions under this Agreement, shall specify: (a) the names of a Portfolio or Portfolios that are subject to an existing Remedy Notice and the date of such notice; (b) that such Portfolio or Portfolios are no longer under default and thus no longer subject to instructions by PGF to the Custodian on their behalf; and (c) that the Custodian may now accept instructions from AIG Series Trust or its investment adviser for such Portfolio or Portfolios. The Custodian shall have no responsibility or liability to AIG Series Trust or any Portfolio for complying with a Cure Notice received from PGF and may rely upon such Cure Notice as genuine, without further investigation or inquiry. Nothing herein shall be construed as authorizing Custodian to reject for settlement securities transactions for which trade instructions were issued prior to Custodian's receipt of a Remedy Notice with respect to the relevant Portfolio or Portfolios.

From the date that the Custodian receives a Remedy Notice from PGF through and until the date that the Custodian receives a Cure Notice from PGF (a "DEFAULT PERIOD") for certain Portfolio or Portfolios, the Custodian is authorized and directed to (a) act upon any and all trade or other instructions given only by PGF for such Portfolio(s), and (b) reject and not act upon any instructions issued directly by AIG Series Trust or its investment adviser or any sub-adviser of AIG Series Trust for the account of any Portfolio of AIG Series Trust as set forth in the Remedy Notice. In the event that the Custodian receives any instruction from PGF which, in the reasonable belief of the Custodian, conflicts in any way (in whole or in part) with any other outstanding instruction to the Custodian regarding such Portfolio's assets issued by AIG Series Trust, an investment adviser to such Portfolio or AIG Series Trust, or any other party (each, an "OTHER INSTRUCTION"), the Custodian shall be entitled to rely upon the PGF instructions and further, the Custodian is hereby authorized and directed to disregard the Other Instruction and instead follow and act only upon the instructions from PGF. The Custodian shall provide reports of the trading for the account of the applicable Portfolio(s) to both AIG Series Trust and PGF in the normal course of business. The Custodian shall, upon receipt of the Cure Notice for the applicable Portfolio, accept Proper Instructions from AIG Series Trust on behalf of such Portfolio, or any investment adviser or sub-adviser for AIG Series Trust or Portfolio within a reasonable time and as governed by this Agreement.

AIG Series Trust hereby acknowledges that, except as may arise from the Custodian's own negligence in carrying out any Proper Instruction, the Custodian shall be without liability to AIG Series Trust or any of its Portfolios for any loss, liability, claim or expense resulting from or caused by the Custodian's acting in accordance with the terms of Section 7A of this Agreement and/or any instruction given by PGF and/or the Custodian's disregarding any AIG Series Trust instruction. AIG Series Trust, on behalf of each Portfolio, agrees to indemnify the Custodian for any loss, liability, claim or expense incurred by the Custodian, except as may arise from the Custodian's own negligence, in connection with actions omitted or taken by the Custodian pursuant to this Agreement and/or any PGF instruction.

AIG Series Trust hereby confirms and agrees with the Custodian that, as a condition of any obligation of the Custodian under this Section 7A of the Agreement, AIG Series Trust shall at all times do, make, execute, and deliver (and shall likewise use its best efforts to cause PGF to do, make, execute and deliver) all such additional and further acts, instruments and documents as the Custodian may at any time reasonably request in connection with instructions under this Section 7A and any instructions from PGF, including, without limitation, the execution and delivery of (a) one or more Authorized Signers lists containing the names and signatures of each officer of AIG Series Trust or PGF which are duly authorized to instruct the Custodian (such lists, as amended from time to time, in a form similar to Exhibit 3 attached to this Agreement);
(b) funds transfer security procedure documentation for AIG Series Trust and PGF; and (c) remote access services documentation for AIG Series Trust and PGF. Notwithstanding any other provisions contained herein, AIG Series Trust hereby agrees to notify PGF if it intends to amend the terms of this Section 7A.

IV. Except as specifically superseded or modified herein, the terms and provisions of the Agreement shall continue to apply with full force and effect. In the event of any conflict between the terms of the Agreement prior to this amendment and this amendment, the terms of this amendment shall prevail.

      IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative.

EACH REGISTERED INVESTMENT                FUND SIGNATURE ATTESTED TO BY:
COMPANY LISTED ON APPENDIX A
ON BEHALF OF ITSELF OR ITS PORTFOLIOS

By:    /s/ GREGORY N. BRESSLER            By: /s/ COREY ISSING
       ---------------------------            --------------------------------
Name:  Gregory N. Bressler                Name: Corey Issing
Title: Vice President (Valic Company I    Title: Assistant Secretary
          and Valic Company II):
       Vice President and Asst. Secretary
         (Seasons Series Trust and
         SunAmerica Series Trust)
       Vice President and Secretary (all
         others)
Executed: April 4, 2006                   Executed: April 4, 2006

STATE STREET BANK AND TRUST COMPANY       SIGNATURE ATTESTED TO BY:

By: /s/JOSEPH L. HOOLEY                   By:  /s/ JEAN S. CARR
    -------------------------------------      -------------------------------
Name: Joseph L. Hooley                    Name:  Jean S. Carr
Title: Executive Vice President           Title: Vice President & Counsel
Executed: March 29, 2006                  Executed: March 29, 2006

EXHIBIT 1

                                  REMEDY NOTICE

                                [PGF LETTERHEAD]

[Date]
[Time]

STATE STREET BANK AND TRUST COMPANY
One Federal Street
Boston, MA  02110
Attention: Louis D. Abruzzi
Facsimile No. 617-662-0678

      Re: Remedy Notice - AIG Series Trust

In accordance with Section 7A.1 of the Master Custodian Agreement (the "Agreement") between AIG Series Trust (the "Fund") and State Street Bank and Trust Company (the "Custodian") dated January 18, 2006, and Part 10 of the Schedule to the ISDA 2002 Master Agreement (the "Put Agreement") dated as of June 17, 2004, between the Fund and Prudential Global Funding, Inc. ("PGF"), this letter constitutes a notification to the Custodian that the following portfolios of the Fund ("Portfolios") are, and remain in, default, which default has not been cured:

                         [List of Portfolios in default]

This letter further constitutes notice to the Custodian that PGF has chosen to effect its remedies in Part 10 of the Put Agreement. In accordance therewith, please be advised that commencing upon the Custodian's receipt of this notice, an authorized person of PGF (whose name appears on the Authorized Signers List known as Exhibit 3) shall be providing Proper Instructions to the Custodian with regard to the _________ Portfolio(s) in accordance with Section 7A of the Agreement.

                                         Very truly yours,

                                         Prudential Global Funding, Inc.

                                         By: __________________________
                                               Authorized Signer

                                         Name: _________________________
                                         Title: ________________________

cc:  AIG SERIES TRUST
     Harborside Financial Center, 3200 Plaza 5
     Jersey City, NJ  07311-4992
     Attention:  Vincent Marra, President

                                    EXHIBIT 2

                                   CURE NOTICE

                                [PGF LETTERHEAD]

[Date]
[Time]

STATE STREET BANK AND TRUST COMPANY
One Federal Street
Boston, MA  02110
Attention: Louis D. Abruzzi
Facsimile No. 617-662-0678

      Re: Cure Notice - AIG Series Trust

In accordance with Section 7A.2 of the Master Custodian Agreement (the "Agreement") dated January 18, 2006, between AIG Series Trust (the "Fund") and State Street Bank and Trust Company (the "Custodian") and Part 10 of the Schedule to the ISDA 2002 Master Agreement (the "Put Agreement") dated as of June 17, 2004, between the Fund and Prudential Global Funding, Inc. ("PGF"), this letter constitutes a notification to the Custodian that the default reflected in the Remedy Notice(s) dated ____________, 200__, by the following Portfolios ("Curing Portfolios") have been cured by the Fund.

      [List of Portfolios that have cured default]

This letter further constitutes notice to the Custodian that PGF is no longer authorized to issue instructions with regard to the Curing Portfolio(s), and in accordance with Section 7A of the Agreement, the Custodian is hereby directed to take Proper Instructions from the Fund or anyone authorized by the Fund regarding the Curing Portfolios.

                                         Very truly yours,
                                         Prudential Global Funding, Inc.

                                         By: __________________________
                                               Authorized Signer

                                         Name: _______________________
                                         Title: ________________________

cc:  AIG SERIES TRUST
     Harborside Financial Center, 3200 Plaza 5
     Jersey City, NJ  07311-4992
     Attention:  Vincent Marra, President

                                [FUND LETTERHEAD]

                                    EXHIBIT 3

                   AUTHORIZED SIGNERS LIST - AIG SERIES TRUST

I hereby certify, as _[officer of the fund]____________of AIG Series Trust, that the following individuals of Prudential Global Funding, Inc., have been authorized by AIG Series Trust, on behalf of its Portfolios, to instruct State Street Bank and Trust Company, as Custodian for each Portfolio's assets, in accordance with the terms of Section 7A of the Master Custodian Agreement between AIG Series Trust and State Street Bank and Trust Company dated January 18, 2006.

___________________________________      _______________________________________
NAME:                                    SIGNATURE:

___________________________________      _______________________________________
NAME:                                    SIGNATURE:

___________________________________      _______________________________________
NAME:                                    SIGNATURE:

___________________________________      _______________________________________
NAME:                                    SIGNATURE:

___________________________________      _______________________________________
NAME:                                    SIGNATURE:

___________________________________      _______________________________________
NAME:                                    SIGNATURE:

AUTHORIZED BY:  ______________________________________
                AUTHORIZED OFFICER OF AIG SERIES TRUST

DATED: ____________________________

                                   APPENDIX A
                                     TO THE
                           MASTER CUSTODIAN AGREEMENT
                                     BETWEEN
              EACH AIG/SUNAMERICA REGISTERED INVESTMENT COMPANY AND
                       STATE STREET BANK AND TRUST COMPANY

                         DATED AS OF JANUARY 18, 2006 *

VALIC COMPANY I

-     Asset Allocation Fund

-     Blue Chip Growth Fund

-     Capital Conservation Fund

-     Core Equity Fund

-     Government Securities Fund

-     Growth & Income Fund

-     Health Sciences Fund

-     Income & Growth Fund

-     International Equities Fund

-     International Government Bond Fund

-     International Growth I Fund

-     Large Cap Growth Fund

-     Mid Cap Index Fund

-     Money Market I Fund

-     Nasdaq-100(R) Index Fund

-     Science & Technology Fund

-     Small Cap Fund

-     Small Cap Index Fund

-     Social Awareness Fund

-     Stock Index Fund

-     Value Fund

-     Inflation Protected Fund(1)

-     Large Capital Growth Fund(1)

-     Mid Cap Strategic Growth Fund(1)

-     Broad Cap Value Fund(2)

-     Foreign Value Fund(2)

-     Global Equity Fund(2)

-     Global Strategy Fund(2)

-     Large Cap Core Fund(2)

-     Small Cap Aggressive Growth Fund(2)

-     Small Cap Special Values Fund(2)

-     Small Cap Strategic Growth Fund(2)

-     VALIC Ultra Fund(2)

------
(1) VALIC Company I, Inflation Protected Fund, Large Capital Growth Fund and Mid Capital Growth Fund became effective on December 20, 2004.

(2) VALIC Company I, Broad Cap Value Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Large Cap Core Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund and VALIC Ultra Fund will become effective on or about December 5, 2005.

VALIC COMPANY II

-     Aggressive Growth Lifestyle Fund

-     Capital Appreciation Fund

-     Conservative Growth Lifestyle Fund

-     Core Bond Fund

-     High Yield Bond Fund

-     International Small Cap Equity Fund

-     Large Cap Value Fund

-     Mid Cap Growth Fund

-     Mid Cap Value Fund

-     Moderate Growth Lifestyle Fund

-     Money Market II Fund

-     Small Cap Growth Fund

-     Small Cap Value Fund

-     Socially Responsible Fund

-     Strategic Bond Fund

SEASONS SERIES TRUST

-     Multi-Managed Growth Portfolio

-     Multi-Managed Moderate Growth Portfolio

-     Multi-Managed Income/Equity Portfolio

-     Multi-Managed Income Portfolio

-     Asset Allocation: Diversified Growth Portfolio

-     Focus Growth Portfolio

-     Focus TechNet Portfolio

-     Focus Growth and Income Portfolio

-     Focus Value Portfolio

-     Stock Portfolio

-     Large Cap Growth Portfolio

-     Large Cap Composite Portfolio

-     Large Cap Value Portfolio

-     Mid Cap Growth Portfolio

-     Mid Cap Value Portfolio

-     Small Cap Portfolio

-     International Equity Portfolio

-     Diversified Fixed Income Portfolio

-     Cash Management Portfolio

-     Allocation Growth Portfolio(3)

-     Allocation Moderate Portfolio(3)

-     Allocation Balanced Portfolio(3)

-     Allocation Conservative Portfolio(3)

-     Strategic Fixed Income Portfolio(3)

---------------
(3) Seasons Series Trust, Allocation Growth Portfolio, Allocation Moderate Portfolio, Allocation Balanced Portfolio, Allocation Conservative Portfolio and Strategic Fixed Income Portfolio became effective on January 18, 2005.

SUNAMERICA SERIES TRUST

-     Cash Management Portfolio

-     Corporate Bond Portfolio

-     Global Bond Portfolio

-     High-Yield Bond Portfolio

-     Worldwide High Income Portfolio

-     SunAmerica Balanced Portfolio

-     MFS Total Return Portfolio

-     Telecom Utility Portfolio

-     Equity Income Portfolio

-     Equity Index Portfolio

-     Growth-Income Portfolio

-     Federated American Leaders Portfolio

-     Davis Venture Value Portfolio

-     "Dogs" of Wall Street Portfolio

-     Alliance Growth Portfolio

-     Goldman Sachs Research Portfolio

-     MFS Massachusetts Investors Trust Portfolio

-     Putnam Growth: Voyager Portfolio

-     Blue Chip Growth Portfolio

-     Real Estate Portfolio

-     Small Company Value Portfolio

-     MFS Mid-Cap Growth Portfolio

-     Aggressive Growth Portfolio

-     Growth Opportunities Portfolio

-     Marsico Growth Portfolio

-     Technology Portfolio

-     Small & Mid Cap Value Portfolio

-     International Growth and Income Portfolio

-     Global Equities Portfolio

-     International Diversified Equities Portfolio

-     Emerging Markets Portfolio

-     Foreign Value Portfolio

ANCHOR SERIES TRUST

-     Growth Portfolio

-     Growth and Income Portfolio

-     Capital Appreciation Portfolio

-     Natural Resources Portfolio

-     Asset Allocation Portfolio

-     Multi-Asset Portfolio

-     Strategic Multi-Asset Portfolio

-     Money Market Portfolio

-     Government and Quality Bond Portfolio

SUNAMERICA FOCUSED SERIES, INC.

-     Focused Multi-Cap Growth Portfolio

-     Focused Large-Cap Growth Portfolio

-     Focused Growth and Income Portfolio

-     Focused Large-Cap Value Portfolio

-     Focused Small-Cap Value Portfolio (a)

-     Focused Dividend Strategy Portfolio

-     Focused Multi-Cap Value Portfolio

-     Focused Technology Portfolio

-     Focused Small-Cap Growth Portfolio (b)

-     Focused International Equity Portfolio

-     Focused Equity Strategy Portfolio

-     Focused Multi-Asset Strategy Portfolio

-     Focused Balanced Strategy Portfolio

-     Focused Fixed Income and Equity Strategy Portfolio

-     Focused Fixed Income Strategy Portfolio

-     Focused Mid-Cap Growth Portfolio

-     Focused Mid-Cap Value Portfolio

SUNAMERICA EQUITY FUNDS

-     SunAmerica Value Fund

-     SunAmerica Balanced Assets Fund

-     SunAmerica Blue Chip Growth Fund

-     SunAmerica Growth and Income Fund

-     SunAmerica Growth Opportunities Fund

-     SunAmerica New Century Fund

-     SunAmerica International Equity Fund

-     SunAmerica Biotech/Health Fund

-     Taxed Managed Equity Fund

SUNAMERICA INCOME FUNDS

-     SunAmerica Strategic Bond Fund

-     SunAmerica GNMA Fund

-     SunAmerica High Yield Bond Fund

-     SunAmerica Tax Exempt Insured Fund

-     SunAmerica US Government Securities Fund

-     SunAmerica Core Bond Fund

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.
SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC.

SUNAMERICA MONEY MARKET

-     SunAmerica Money Market Fund

-     SunAmerica Municipal Money Market Fund

Footnotes:
(a) The Focused Small-Cap Value Portfolio was formerly known as the Focused 2000 Value Portfolio.

(b) The Focused Small-Cap Growth Portfolio was formerly known as the Focused 2000 Growth Portfolio.

AIG SERIES TRUST

-     2010 High Watermark Fund

-     2015 High Watermark Fund

-     2020 High Watermark Fund

-     2025 High Watermark Fund

-     Long Horizon Fund

-     Short Horizon Income Fund

SUNAMERICA SENIOR FLOATING RATE FUND, INC.*

----
*Appendix A revised as of March 9, 2006, to add SunAmerica Senior Floating Rate Fund, Inc.